AMENDMENT NO. 1 TO
                       POOLING AND SERVICING AGREEMENT


        AMENDMENT NO. 1 (this "Amendment"), dated as of May 30, 1997, to POOLING AND SERVICING AGREEMENT, dated as of February 12, 1997, by and among PIER 1 FUNDING, INC., as transferor (hereinafter, together with its successors and assigns in such capacity, called the "Transferor"), PIER 1 IMPORTS (U.S.), INC., as servicer (hereinafter, together with its successors and assigns in such capacity, the "Servicer") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as trustee (hereinafter, together with its successors and assigns in such capacity, the "Trustee").

                            W I T N E S S E T H :

        WHEREAS, the Transferor, the Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of February 12, 1997, (as amended, supplemented or otherwise modified and in effect from time to time, the "Agreement"); and

        WHEREAS, the parties hereto wish to amend the Agreement further as hereinafter provided.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1.  Defined Terms.

        "Effective Date" means the first date on which each of the parties hereto shall have executed and delivered to the other one or more counterparts of this Amendment.

        Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.

        SECTION 2.  Amendment to Agreement.

        The Agreement is hereby amended, effective on the Effective Date, as follows:

        (a) Section 1.1 of the Agreement shall be amended by deleting the definitions of "Credit Card Agreement" and "Credit Card Originator" in their entirety and by replacing such defined terms with the following:

             "Credit Card Agreement" shall mean the agreements between the Credit Card Originator of a "Pier 1 Charge Account" (as described in each such agreement) owning such account and the related Obligor, governing the terms and conditions of such account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to such Obligors. An example of a Credit Card Agreement is attached as Exhibit F.

             "Credit Card Originator" shall mean the Seller and its successors and assigns and/or any transferee of the Accounts from the Seller (including, but not limited to, Pier 1 National Bank) or any other originator of Accounts (including, but not limited to, Pier 1 National Bank).

        (b) Section 1.1 of the Agreement shall be amended by inserting the following defined term in the applicable alphabetical order:

             "Bank Receivables Purchase Agreement" shall mean the Bank Receivables Purchase Agreement, dated as of May 30, 1997, between Pier 1 National Bank and Pier 1, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

        (c) The first sentence of Section 2.8 of the Agreement shall be deleted in its entirety and replaced with the following:

        "Section 2.8. Covenants of the Transferor and Pier 1 with Respect to the Receivables Purchase Agreement and the Bank Receivables Purchase Agreement. The Transferor, in its capacity as purchaser of the Receivables from Pier 1 pursuant to the Receivables Purchase Agreement, hereby covenants that the Transferor will at all times enforce the covenants and agreements of the Credit Card Originator in the Receivables Purchase Agreement, and Pier 1 will at all times enforce the covenants and agreements of the Credit Card Originator in the Bank Receivables Purchase Agreement, including the covenants set forth below."

        SECTION 3.  Execution in Counterparts.

        This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

        SECTION 4.  Consents; Binding Effect.

        The execution and delivery by the Transferor, the Servicer and the Trustee of this Amendment shall constitute the written consent of each of them, as required by Section 13.1 of the Agreement, to this Amendment.

        On the Effective Date, this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

        SECTION 5.  Governing Law.

        This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 6.  Severability of Provisions.

        Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 7.  Captions.

        The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 8.  Agreement to Remain in Full Force and Effect.

        Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Pooling and Servicing Agreement to be executed as of the date and year first above written.

                              PIER 1 IMPORTS (U.S.) INC.,
                                as Servicer


                              By
                                --------------------------------
                                Name:
                                Title:


                              PIER 1 FUNDING, INC.,
                                as Transferor


                              By
                                --------------------------------
                                Name:
                                Title:


                              TEXAS COMMERCE BANK NATIONAL
                                ASSOCIATION, as Trustee


                              By
                                --------------------------------
                                Name:
                                Title:

                             AMENDMENT NO. 2 TO
                       POOLING AND SERVICING AGREEMENT


        AMENDMENT NO. 2 (this "Amendment"), dated as of October 29, 1997, to POOLING AND SERVICING AGREEMENT, dated as of February 12, 1997, by and among PIER 1 FUNDING, INC., as transferor (hereinafter, together with its successors and assigns in such capacity, called the "Transferor"), PIER 1 IMPORTS (U.S.), INC., as servicer (hereinafter, together with its successors and assigns in such capacity, the "Servicer") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as trustee (hereinafter, together with its successors and assigns in such capacity, the "Trustee").


                            W I T N E S S E T H :

        WHEREAS, the Transferor, the Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of February 12, 1997, as amended by Amendment No. 1 thereto dated as of May 30, 1997 (as amended, supplemented or otherwise modified and in effect from time to time, the "Agreement"); and

        WHEREAS, the parties hereto wish to amend the Agreement further as hereinafter provided.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1.  Defined Terms.

        "Effective Date" means the first date on which each of the parties hereto shall have (i) executed and delivered to the other one or more counterparts of this Amendment, (ii) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that the Transferor reasonably believes that this Amendment shall not adversely affect in any material respect the interests of any Investor Certificateholder, (iii) the Rating Agency Condition shall have been satisfied and (iv) the Transferor has caused to be delivered to the Trustee a Tax Opinion.

        Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.

        SECTION 2.  Amendment to Agreement.

        The Agreement is hereby amended, effective on the Effective Date, as follows:

        (a) Section 1.1 of the Agreement shall be amended in the definition of "Cash Equivalents" (i) by deleting the period at the end of paragraph (h) of such definition and by replacing it with a semi-colon and (ii) by inserting the following proviso at the end of such definition:

        "provided that, with respect to all references to "highest investment category" from each Rating Agency specified in paragraphs (b), (c),
        (d) and (f) above, such requirement shall not apply with respect to Fitch if, at the time of purchase of (or contractual commitment to purchase) such Cash Equivalent, no rating has been assigned to such Cash Equivalent by Fitch."

        SECTION 3.  Execution in Counterparts.

        This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

        SECTION 4.  Consents; Binding Effect.

        The execution and delivery by the Transferor, the Servicer and the Trustee of this Amendment shall constitute the written consent of each of them, as required by Section 13.1 of the Agreement, to this Amendment.

        On the Effective Date, this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

        SECTION 5.  Governing Law.

        This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 6.  Severability of Provisions.

        Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 7.  Captions.

        The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 8.  Agreement to Remain in Full Force and Effect.

        Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Pooling and Servicing Agreement to be executed as of the date and year first above written.


                              PIER 1 IMPORTS (U.S.) INC.,
                                as Servicer


                              By
                                ---------------------------
                                Name:
                                Title:


                              PIER 1 FUNDING, INC., as
                                Transferor


                              By
                                ---------------------------
                                Name:
                                Title:


                              TEXAS COMMERCE BANK NATIONAL
                                ASSOCIATION, as Trustee


                              By
                                ---------------------------
                                Name:
                                Title:

                             AMENDMENT NO. 3 TO
                       POOLING AND SERVICING AGREEMENT

        This AMENDMENT NO. 3, dated as of January 13, 1998, to POOLING AND SERVICING AGREEMENT, dated as of February 12, 1997, as amended by Amendment No. 1, dated as of May 30, 1997, and Amendment No. 2, dated as of October 29, 1997 (the Pooling and Servicing Agreement, as amended by Amendments No. 1 and No. 2, is herein referred to as the "Agreement"), among PIER 1 FUNDING, INC., a Delaware corporation, as Transferor (the "Transferor"), PIER 1 IMPORTS, INC., a Delaware corporation, as Servicer (the "Servicer"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as Trustee (the "Trustee").

        WHEREAS, the Transferor, the Servicer and the Trustee have entered into the Agreement and wish to further amend the Agreement;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1.  Defined Terms.

        "Effective Date" means the first date on which each of the parties hereto shall have executed and delivered to the others one or more counterparts of this Amendment.

        Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference to the Agreement.

        SECTION 2.  Amendments to the Agreement.

        The Agreement is hereby amended, effective on the Effective Date, as follows:

        (a) Section 1.1 of the Agreement shall be amended by replacing the definition of "Aggregate Addition Limit" and by adding the new defined term "Approved Account" in the applicable alphabetical order, in each case to read in its entirety as follows:

            "Aggregate Addition Limit" shall mean that either (x) the number of Automatic Additional Accounts added during any of the three consecutive Monthly Periods commencing in January, April, July and October of each calendar year commencing April 1997, minus the number of Approved Accounts so designated during such three-month period, exceeds 15% of the number of Accounts (including all Approved Accounts) as of the first day of such three-month period (or the Trust Cut-Off Date, in the case of 1997) or (y) the number of Automatic Additional Accounts added during any twelve-month period, minus the number of Approved Accounts so designated during such twelve-month period, exceeds 20% of the number of Accounts (including all Approved Accounts) as of the first day of such twelve-month period.

            "Approved Accounts" shall mean such Automatic Additional Accounts which, subject to satisfaction of the Rating Agency Condition, the Transferor shall have identified for exclusion from designation as Automatic Additional Accounts for purposes of determining at any time the Aggregate Addition Limit.

        (b) Section 1.1 of the Agreement shall be amended by replacing clause
(f) of the definition of "Eligible Account" with clause (f) to read in its entirety as follows:

            (f) which is not an Automatic Additional Account designated by the Transferor to be included as an Account after the Aggregate Addition Limit has been exceeded (unless the Rating Agencies shall have consented to the inclusion of such Automatic Additional Account as an Eligible Account).

        (c) Section 2.9(b) of the Agreement shall be replaced and amended to read in its entirety as follows:

            (b) The Transferor may at any time and from time to time, at its sole discretion, subject to the conditions specified in paragraph (c) below, designate additional Eligible Accounts to be included as Accounts or designate Participation Interests to be included as Trust Assets, in either case as of the applicable Addition Date.

        (d) the first paragraph of Section 2.9(d)(ii) shall be deleted in its entirety, and the second paragraph of Section 2.9(d)(ii) shall become the first paragraph thereof and shall be amended to read in its entirety as follows:

            (ii) On each Determination Date, the Transferor shall have delivered to the Rating Agencies and the Trustee an Officer's Certificate, certifying (a) that each Automatic Additional Account designated as an Eligible Account is an Eligible Account and (b) that the Aggregate Addition Limit is not exceeded as a result of the inclusion of such Automatic Additional Accounts as Accounts or, if the Aggregate Addition Limit is exceeded as a result of the inclusion of such Automatic Additional Accounts as Accounts, that either (x) the aggregate value of the Receivables is equal to the aggregate Outstanding Balances of all Receivables minus the Ineligible Receivables Balance in accordance with Section 2.5 or (y) the Rating Agency Condition has been satisfied with respect to such inclusion.

        SECTION 3.  Execution in Counterparts.

        This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

        SECTION 4.  Consents; Binding Effect.

        The execution and delivery by the Transferor, the Servicer and the Trustee of this Amendment shall constitute the written consent of each of them, as required by Section 13.1 of the Agreement, to this Amendment.

        On the Effective Date, this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

        SECTION 5.  Governing Law.

        This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 6.  Severability of Provisions.

        Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 7.  Captions.

        The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 8.  Agreement to Remain in Full Force and Effect.

        Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to executed as of the date and year first above written.

                              PIER 1 IMPORTS (U.S.), INC.,
                                as Servicer


                              By
                                ---------------------------
                                J. Rodney Lawrence
                                Senior Vice President


                              PIER 1 FUNDING, INC.,
                                as Transferor


                              By
                                ---------------------------
                                Marvin J. Girouard
                                President


                              TEXAS COMMERCE BANK
                                NATIONAL ASSOCIATION, as Trustee


                              By
                                ---------------------------
                                Wayne Mentz
                                Vice President